LETTER FROM ROBERT JULY 29, 2025 Dear Investor, Cimpress delivered solid Q4 FY2025 financial results against a difficult tariff and trade backdrop. Importantly, we made great strategic progress throughout FY2025 as I discuss in detail in our annual letter to investors, also published today and available at ir.cimpress.com. Summary financial results for Q4 FY2025 compared to Q4 FY2024: • Revenue grew 4% on a reported basis and 2% on an organic constant-currency basisa. • Consolidated gross margin was 47.5%, 110 basis points lower. Gross margin was impacted by the continued product mix shift to product categories that generally have higher gross profit per order and higher customer lifetime value but lower gross margins than many of our legacy products including business cards, which declined during the quarter. Gross profit was also impacted by approximately $3 million in tariff-related costs, net of pricing increases, mostly in National Pen. • Consolidated advertising as a percent of revenue was 11.3%, a decrease of 120 basis points. • Operating income decreased $0.9 million to $65.4 million. This included restructuring expenses of $4.8 million related to cost reductions we made during the quarter that will offset operating expense growth in FY2026 by $10 million. • Net income decreased $146.5 million to a net loss of $28.4 million. This was driven by items below operating income, including $126.7 million of higher income tax expense ($41.8 million of expense in the current year versus $84.9 million of benefit in the prior year) primarily due to an increase in a valuation allowance in Switzerland that has no impact on cash taxes and was partially released in the prior year, as well as increased unrealized losses on currency hedges. • Adjusted EBITDAa increased $3.1 million to $122.4 million. In addition to the gross profit and advertising trends described above, adjusted EBITDA was impacted by start-up costs related to our Upload & Print expansion in North America of $0.9 million in the quarter. Year-over-year currency changes benefited adjusted EBITDA by approximately $3.6 million in Q4, net of realized losses on certain currency hedges. • Operating cash flow decreased $17.6 million to $107.5 million, primarily driven by net working capital inflows that were $38.9 million lower year over year, partially offset by a $22.3 million decrease in cash interest payments net of interest income. • Adjusted free cash flowa decreased $45.9 million to $70.9 million, driven by the operating cash flow reduction described above, as well as planned higher capital expenditures and capitalized software expense versus the prior year. Additionally, proceeds from the sale of assets were $16.4 million lower this year as the prior-year adjusted free cash flow included $17.1 million of proceeds from the sale of assets. • During Q4 FY2025, we repurchased 478,688 Cimpress shares for $20.8 million at an average price of $43.54 per share inclusive of transaction costs. • Net leveragea at June 30, 2025 was 3.1 times trailing-twelve month EBITDA as calculated under our credit agreement, down from 3.3 in Q3 FY2025. • Our liquidity position remains strong with cash and cash equivalents of $234.0 million as of June 30, 2025. Our $250 million revolving credit facility remained undrawn at the end of the quarter. Summary results for full-year FY2025 compared to FY2024: • Revenue grew 3% on both a reported basis and organic constant-currency basisa. • Consolidated gross margin was 47.5%, 100 basis points lower. Gross margin for the year was influenced by the product mix shift described above in the quarterly summary. Gross profit was also impacted by $2.1 million in start-up production losses related to Pixartprinting's North American facility as part of our Upload & Print expansion, approximately $3 million of net tariff costs described above, and a $2.6 million impairment charge recorded in Q3 FY2025 related to the planned sale of a National Pen facility. • Consolidated advertising as a percent of revenue was 13.1%, down 20 basis points year over year. • Operating income decreased $21.1 million to $226.3 million. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 2 of 38

• Net income decreased $165.0 million to $12.9 million primarily due to a $133.5 million increase in our income tax expense for the reasons described above in the quarterly summary. • Adjusted EBITDAa decreased $35.5 million to $433.2 million driven by decreases in the first half of the year including $12 million from the the non-recurrence of prior-year one-time favorable items and $4.7 million of unplanned items discussed in our Q2 FY2025 earnings document. Year-over-year currency movements positively impacted adjusted EBITDA by $2.5 million for the year. • Operating cash flow decreased $52.7 million to $298.1 million, due to lower adjusted EBITDA and lower net working capital inflows of $58.4 million. This was partially offset by a $20.3 million decrease in cash interest payments net of interest income and a $16.1 million decrease in cash income tax payments. • Adjusted free cash flowa decreased $113.0 million to $148.0 million. In addition to the lower operating cash flow, capital expenditures increased by $34.1 million, capitalized software expense increased by $5.8 million, and proceeds from the sale of assets decreased by $20.5 million. • During FY2025, we repurchased 1,193,355 Cimpress shares for $77.8 million at an average price per share of $65.17 inclusive of transaction costs. This represents a 5% reduction of the shares outstanding at June 30, 2024. Segment Commentary Vista Q4 reported revenue grew 6% year over year and 4% on an organic constant-currency basisa. Promotional products, apparel, and gifts (PPAG), packaging and labels, and signage grew significantly year over year, while the business cards and stationery product category declined 6% on a constant-currency basis during the quarter. The growth in our elevated product categories is helping Vista attract and retain higher-value customers and this is driving the continued improvement in per-customer profitability, which was evident in the quarter. Organic constant- currency revenue growth in European markets remained strong at 7%, while year-over-year growth in North America improved sequentially to 3%. Vista Q4 segment EBITDA expanded 18% year over year to $100.3 million, an increase of $15.5 million from the prior-year period. Similar to Q3, gross margins contracted (down 160 basis points) this quarter as a result of product mix shifting to lower gross margin but higher gross profit orders, with strong growth in the elevated product categories mentioned above. Mid- and upper-funnel marketing expense was materially lower compared to the prior- year period, as Vista has lapped prior sports marketing spend and had otherwise planned for higher spend in the first half of FY2025. Segment EBITDA also benefited from operating expense leverage, with immaterial benefit from restructuring actions taken in June 2025 at Vista although we expect these actions will drive annualized savings of $10 million for the segment year over year. Vista also benefited from $3.5 million in year-over-year currency tailwinds during Q4. For the full year, Vista revenue grew 5% on a reported and organic constant-currency basis. Segment EBITDA for the full year declined by $0.4 million to $347.7 million, as Vista's strong segment EBITDA growth in the back half of the year nearly offset the declines in the first half of the year. Vista's full-year EBITDA included $3.8 million of year- over-year currency benefits. Vista's full-year segment EBITDA margin declined from 20% to 19%. PrintBrothers and The Print Group (our combined Upload & Print businesses) grew Q4 revenue year over year by 4% and 10% on a reported basis, respectively (7% combineda), and on an organic constant-currency basis by (1)% and 5%, respectively (1% combined). Similar to recent quarters, macroeconomic softness in the German market has weighed on order sizes in the PrintBrothers segment, which was partially offset by new customer growth. Revenue growth in The Print Group segment was driven by increased cross-Cimpress fulfillment. In the prior-year quarter, both Upload & Print segments experienced revenue growth from European elections that did not repeat in Q4 FY2025. PrintBrothers EBITDA decreased $3.2 million in Q4, driven by the revenue headwinds described above, planned higher advertising spend and increases in operating expenses during the quarter. The Print Group EBITDA grew by $0.1 million year over year, as $0.9 million in start-up costs related to the launch of Pixartprinting in the U.S. weighed on profitability. Combineda Upload & Print EBITDA declined $3.1 million year over year, including a currency benefit of $2.4 million. For the full year, PrintBrothers and The Print Group revenue grew by 5% and 7% (5% combined) on a reported basis, respectively, and 4% and 6% on an organic constant-currency basis, respectively (4% combined), together a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 3 of 38 exceeding $1 billion in revenue for the first time. Full-year combined Upload & Print EBITDA declined by $3.6 million to $154.3 million. Full-year start-up losses from the U.S. Pixartprinting launch were $3.8 million, and PrintBrothers increased marketing spend and operating expenses year over year. These increased costs were offset by $2.1 million of year-over-year currency benefits. Combined Upload & Print EBITDA margin declined from 16% to 15%. National Pen Q4 revenue grew 12% year over year on a reported basis, and 10% on an organic constant-currency basis. The major revenue driver was increased fulfillment on behalf of other Cimpress businesses, as well as growth in telesales and e-commerce revenue. This growth was partially offset by declines in sales from the mail order channel as a result of advertising spend optimization. EBITDA at National Pen grew $0.1 million during the quarter, as gross profit growth from product sales was offset by approximately $2.3 million of tariff costs net of pricing increases. National Pen continued to drive year-over-year advertising and operating expense efficiencies. For the full year, National Pen revenue grew 5% on a reported basis and 4% on an organic constant-currency basis. Segment EBITDA for the full year increased by $1.7 million to $31.4 million, including a $1.3 million currency benefit. EBITDA margin was flat at 8%. All Other Businesses Q4 revenue grew 9% year over year on a reported basis and 10% on an organic constant- currency basis. BuildASign, the largest business in this segment, drove growth through increased cross-Cimpress fulfillment and packaging product growth, partially offset by declines in home decor products. Segment EBITDA expanded by $0.5 million during the quarter. For the full year, All Other Businesses revenue grew 7% year over year on a reported basis, and 8% on an organic constant-currency basis. Full year segment EBITDA declined by $0.6 million, including a $0.5 million benefit from year-over-year currency fluctuations. EBITDA margin declined from 11% to 10%. Central and Corporate Costs excluding unallocated share-based compensation increased $2.1 million year over year in Q4 resulting from higher compensation costs and operating costs primarily driven by increased adoption of our mass customization platform. For the full year, Central and Corporate Costs excluding unallocated share-based compensation increased by $12.4 million to $146.3 million, driven by the same trends as the quarterly results above. Update on the impact of U.S. tariffs The U.S. tariff environment remains fluid. The exclusions and exemptions we discussed in our Q3 FY2025 earnings document remain in place, and the primary impact of tariffs on Cimpress continues to be for promotional products that we source from China. During Q4 FY2025, we implemented price increases to offset the combination of tariffs and the loss of the de minimis tariff exemption on Chinese-sourced goods. In our Vista business, we were able to offset the new tariffs through pricing changes. In our National Pen business, we were able to largely offset the tariffs, but did experience net costs as previously described primarily during the period of the highest Chinese tariffs. We continue to work to mitigate the impact of tariffs on Cimpress and our U.S. customers, and the plans we shared in our Q3 FY2025 earnings document are on track. We are monitoring the status of reciprocal tariffs from other countries, and we will remain nimble in our sourcing and pricing responses. The de minimis exemption remains in place for goods sourced from countries other than China for shipments of under $800 per day to individual U.S. customers, however, new legislation states this exemption will end on June 30, 2027. On the other hand, most of the products we produce in Canada and Mexico for U.S. customers remain exempt from most tariffs due to their compliance with the US-Mexico-Canada (USMCA) trade agreement and the International Emergency Economic Powers Act (IEEPA) carveout for informational materials. Furthermore, we continue to believe that our scale-based advantages and the strength of our assets in manufacturing, supply chain and procurement, and flexible technology infrastructure have become even clearer through this turbulence. We remain confident that we can manage this environment effectively, even as facts and circumstances continue to change. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 4 of 38

Outlook We have set our guidance at a level that we believe incorporates continued risk from the trade and macroeconomic environment. We continue to be well positioned financially to manage through near-term challenges posed by the current environment. Our balance sheet has no near-term debt maturities, and we have sufficient liquidity. Our guidance for the fiscal year ending June 30, 2026 is as follows: • Revenue growth of 5% - 6%, and organic constant-currency revenue growtha of 2%- 3%. This assumes full- year currency rates similar to July average rates. • Net income of at least $72 million and adjusted EBITDAa of at least $450 million. This is inclusive of start-up losses from the Pixartprinting U.S. facility and other manufacturing projects connected with our higher expected capital expenditures in FY2026 that we believe will drive material benefit in FY2027. • Operating cash flow of $310 million, and adjusted free cash flowa of approximately $140 million. • We expect net leverage to decrease slightly by the end of FY2026. Over time we remain committed to reducing net leverage to approximately 2.5x trailing-twelve-month EBITDA as calculated under our credit agreement. Investors should find the following information useful when estimating our FY2026 performance. We expect: • The year-over-year impact of currency movements on adjusted EBITDA to be slightly favorable relative to FY2025 based on current exchange rates. • Capital expenditures to be roughly $100 million, and capitalized software expense to be roughly $70 million. • Cash taxes to be roughly $55 million to $60 million, significantly higher than FY2025 due to tax refunds received in FY2025 that will not repeat, as well as projected profit growth. For additional context and detail on Cimpress' performance by product category, the organic investments we made in FY2025 and those we plan to make in FY2026, we encourage you to read my annual letter to investors that we also published today, available on ir.cimpress.com. Conclusion While our financial performance in FY2025 was below our aspirations, we finished the year in a strong position to extend our long history of market leadership and profitable growth. We demonstrated our resilience and ability to act quickly to mitigate risk during an uncertain tariff and trade environment, and we have continued to invest in capabilities that we expect to drive strong profits and cash flows in the coming years. As always, I thank our long-term investors for continuing to entrust your capital with Cimpress. Sincerely, Robert S. Keane Founder, Chairman & CEO Cimpress will host a public earnings call tomorrow, July 30, 2025 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 5 of 38

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE, INCOME FROM OPERATIONS, AND NET (LOSS) INCOME:

	Q4 FY2023	Q4 FY2024	Q4 FY2025	FY2023	FY2024	FY2025
Vista [1]	$ 410,328	$ 442,120	$ 466,449	$1,614,798	$1,742,494	$1,824,271
PrintBrothers [1]	157,751	170,770	178,247	579,050	639,571	669,151
The Print Group [1]	94,227	96,110	106,027	342,951	354,775	378,075
National Pen [1]	82,788	83,556	93,638	365,804	389,027	406,764
All Other Businesses [1]	52,304	53,739	58,786	212,409	213,381	227,363
Inter-segment eliminations [1]	(8,552)	(13,684)	(33,664)	(35,385)	(47,392)	(102,545)
Total revenue	**$ 788,846**	**$ 832,611**	**$ 869,483**	**$3,079,627**	**$3,291,856**	**$3,403,079**
Reported revenue growth	*9 %*	*6 %*	*4 %*	*7 %*	*7 %*	*3 %*
Organic constant-currency revenue growth[a]	*9 %*	*6 %*	*2 %*	*11 %*	*5 %*	*3 %*
Income from operations	**$ 53,895**	**$ 66,334**	**$ 65,441**	**$ 57,309**	**$ 247,351**	**$ 226,270**
Income from operations margin	*7 %*	*8 %*	*8 %*	*2 %*	*8 %*	*7 %*
Net (loss) income	**$ 27,376**	**$ 118,166**	**$ (28,359)**	**$ (185,715)**	**$ 177,808**	**$ 12,852**
Net (loss) income margin	*4 %*	*14 %*	*(3)%*	*(6)%*	*5 %*	*0 %*
Net (loss) income year-over-year (decline) growth	*186 %*	*332 %*	*(124)%*	*(267)%*	*196 %*	*(93)%*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[3, a]:

	Q4 FY2023	Q4 FY2024	Q4 FY2025	FY2023	FY2024	FY2025
Vista [1]	$ 81,239	$ 84,835	$ 100,323	$ 237,828	$ 348,117	$ 347,693
PrintBrothers [1]	20,694	25,340	22,133	71,658	91,577	83,351
The Print Group [1]	19,539	19,378	19,515	56,089	66,427	71,071
National Pen [1]	3,458	8,912	9,057	23,223	29,753	31,433
All Other Businesses [1]	8,238	5,847	6,349	23,830	22,495	21,883
Inter-segment elimination [1]	(2,135)	(3,683)	(9,390)	(8,663)	(12,338)	(28,857)
Total segment EBITDA[a]	**$ 131,033**	**$ 140,629**	**$ 147,987**	**$ 403,965**	**$ 546,031**	**$ 526,574**
Central & corporate costs ex unallocated SBC	(31,919)	(34,684)	(36,747)	(141,407)	(133,845)	(146,276)
Unallocated share-based compensation	1,207	(3,436)	(2,509)	7,868	(11,494)	(2,016)
Exclude: share-based compensation expense [2]	10,418	17,085	16,189	39,682	65,584	58,879
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	3,171	(240)	(2,477)	29,724	2,406	(3,994)
Adjusted EBITDA[a]	**$ 113,910**	**$ 119,354**	**$ 122,442**	**$ 339,832**	**$ 468,682**	**$ 433,167**
Adjusted EBITDA margin[a]	*14 %*	*14 %*	*14 %*	*11 %*	*14 %*	*13 %*
Adjusted EBITDA year-over-year (decline) growth[a]	*202 %*	*5 %*	*3 %*	*21 %*	*38 %*	*(8)%*

[1] During the first quarter of fiscal year 2025, we implemented changes to the methodology used for inter-segment transactions for purposes of measuring and reporting our segment financial performance. Under the new approach, a merchant business (the buyer) is cross charged the actual cost of fulfillment that includes product (e.g., labor, materials and overhead allocation) and shipping costs. A fulfiller business (the seller) receives inter-segment revenue that includes the product costs plus a markup, as well as the shipping costs. The fulfiller profit is included in the fulfiller's segment results, but eliminated from consolidated reporting through an inter-segment EBITDA elimination. We have revised the prior periods starting in Q1 FY2023 to incorporate this change. Please refer to the Q1 FY2025 Guide to Reporting Changes at ir.cimpress.com for more information.

[2] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

[3] Values may not sum due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 6 of 38

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands

CASH FLOW AND OTHER METRICS:

	Q4 FY2023	Q4 FY2024	Q4 FY2025	FY2023	FY2024	FY2025
Net cash provided by (used in) operating activities	$ 61,815	$ 125,095	$ 107,472	$ 130,289	$ 350,722	$ 298,070
Net cash provided by (used in) investing activities	4,626	(9,905)	(36,592)	(103,725)	(54,614)	(140,757)
Net cash provided by (used in) financing activities	(51,340)	(65,046)	(28,508)	(177,106)	(222,552)	(135,921)
Adjusted free cash flow[1,a]	34,718	116,811	70,880	23,389	261,053	148,033
Cash interest, net[1]	39,713	38,755	16,499	102,501	118,103	97,770

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2023	Q4 FY2024	Q4 FY2025	FY2023	FY2024	FY2025
Adjusted EBITDA[a]	$ 113,910	$ 119,354	$ 122,442	$ 339,832	$ 468,682	$ 433,167
Cash restructuring payments	(22,288)	(188)	(2,106)	(37,147)	(7,585)	(2,820)
Cash paid for income tax	(7,690)	(10,107)	(12,282)	(31,184)	(49,414)	(33,288)
Other changes in net working capital and other reconciling items	17,596	54,791	15,917	(38,711)	57,142	(1,219)
Purchases of property, plant and equipment	(16,286)	(10,502)	(20,813)	(53,772)	(54,927)	(89,024)
Capitalization of software and website development costs	(13,606)	(14,928)	(16,502)	(57,787)	(58,307)	(64,093)
Proceeds from sale of assets	2,795	17,146	723	4,659	23,565	3,080
Adjusted free cash flow before cash interest, net[a]	**$ 74,431**	**$ 155,566**	**$ 87,379**	**$ 125,890**	**$ 379,156**	**$ 245,803**
Cash interest, net[1]	(39,713)	(38,755)	(16,499)	(102,501)	(118,103)	(97,770)
Adjusted free cash flow[1,a]	**$ 34,718**	**$ 116,811**	**$ 70,880**	**$ 23,389**	**$ 261,053**	**$ 148,033**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash, cash equivalents and marketable securities.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 7 of 38

INCOME STATEMENT HIGHLIGHTS Revenue ($M) & Reported Revenue Growth $789 $757 $921 $781 $833 $805 $939 $789 $869 9% 8% 9% 5% 6% 6% 2% 1% 4% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) (Quarterly) $376 $359 $458 $376 $404 $382 $450 $373 $413 48% 47% 50% 48% 49% 48% 48% 47% 47% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Contribution Profit ($M) & Contribution Margin (%) (Quarterly) (a) $267 $236 $319 $260 $286 $254 $303 $255 $300 34% 31% 35% 33% 34% 32% 32% 32% 34% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Organic Constant-Currency Revenue Growth (a) 9% 4% 6% 4% 6% 6% 2% 3% 2% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) (TTM) $1,439 $1,472 $1,540 $1,569 $1,597 $1,621 $1,612 $1,609 $1,617 47% 47% 48% 48% 49% 49% 48% 48% 48% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Contribution Profit ($M) & Contribution Margin (%) (TTM) (a) $966 $998 $1,058 $1,081 $1,101 $1,118 $1,102 $1,098 $1,111 31% 32% 33% 33% 33% 34% 33% 33% 33% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 8 of 38

INCOME STATEMENT HIGHLIGHTS (CONT.)

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$54
7%
$34
5%
$108
12%
$39
5%
$66
8%
$39
5%
$81
9%
$41
5%
$65
8%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

GAAP Operating Income (Loss) ($M) & Margin (%) (TTM)


$57
2%
$109
3%
$183
6%
$235
7%
$247
8%
$253
8%
$226
7%
$227
7%
$226
7%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

GAAP Net Income (Loss) ($M) & Margin (%) (Quarterly)


$27
4%
$5
1%
$60
6%
(1)%
($5)
$118
14%
(2)%
($12)
$62
7%
(1)%
($8)
(3)%
($28)
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

GAAP Net Income (Loss) ($M) & Margin (%) (TTM)


(6)%
($186)
(5)%
($156)
$42
1%
$87
3%
$178
5%
$161
5%
$162
5%
$159
5%
$13
—%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Adjusted EBITDA ($M) & Margin (%) (Quarterly) (a)


$114
14%
$89
12%
$166
18%
$94
12%
$119
14%
$88
11%
$132
14%
$91
11%
$122
14%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Adjusted EBITDA ($M) & Margin (%) (TTM) (a)


$340
11%
$383
12%
$438
14%
$463
14%
$469
14%
$468
14%
$434
13%
$430
13%
$433
13%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 9 of 38

CASH FLOW

Cash Flow from Operations ($M) (Quarterly)



$62
$42
$175
$8
$125
$4
$177
$10
$107
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Cash Flow from Operations ($M) (TTM)



$130
$198
$292
$287
$351
$313
$314
$316
$298
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly) (a)



FCF
Cash interest, net
$40
$35
$21
$11
$40
$150
$19
($17)
$39
$117
$32
($26)
$17
$134
$33
($31)
$16
$71
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM) (a)



FCF
Cash interest, net
$103
$23
$110
$87
$117
$183
$119
$179
$118
$261
$129
$225
$106
$208
$120
$194
$98
$148
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly) (1)



Capital expenditures
Capitalized software
$30
$14
$16
$37
$14
$23
$25
$14
$11
$25
$15
$10
$26
$15
$11
$32
$15
$17
$43
$17
$26
$41
$16
$25
$37
$17
$21
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)



Capital expenditures
Capitalized software
$112
$58
$54
$122
$57
$65
$118
$57
$61
$118
$57
$61
$113
$58
$55
$107
$58
$49
$125
$61
$64
$142
$63
$79
$153
$64
$89
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

(1) Values may not sum to total due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 10 of 38

CAPITAL STRUCTURE

Net Debt (1, a)

($M)	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Cash / equivalents	$ 130	$ 125	$ 274	$ 154	$ 204	$ 153	$ 224	$ 183	$ 234
Marketable securities	$ 43	$ 23	$ 17	$ 6	$ 5	$ —	$ —	$ —	$ —
HY notes	$ (548)	$ (527)	$ (522)	$ (522)	$ (522)	$ (525)	$ (525)	$ (525)	$ (525)
Term loans	$ (1,099)	$ (1,087)	$ (1,098)	$ (1,088)	$ (1,085)	$ (1,084)	$ (1,078)	$ (1,076)	$ (1,073)
Revolver	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Other debt	$ (7)	$ (6)	$ (6)	$ (5)	$ (10)	$ (9)	$ (7)	$ (7)	$ (7)
Net debt	$ (1,481)	$ (1,473)	$ (1,335)	$ (1,454)	$ (1,408)	$ (1,465)	$ (1,386)	$ (1,425)	$ (1,371)

(1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding.



Weighted Average Shares Outstanding
(Millions) (2)
Basic
Diluted
26.6
27.1
27.2
26.2
26.6
25.2
25.9
24.8
24.7
26.3
26.5
26.6
26.2
25.3
25.2
25.0
24.8
24.7
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.



Consolidated Net Leverage Ratios (3, a)
Consolidated net leverage
Senior secured net leverage
3.90
3.51
2.87
3.01
2.97
3.13
3.12
3.27
3.12
2.49
2.29
1.78
1.95
1.90
2.04
1.96
2.09
1.95
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

(3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 11 of 38

SEGMENT RESULTS

VISTA (QUARTERLY)

**Revenue ($M) &
Reported Revenue Growth
Quarterly (1)**


$410
$397
$485
$418
$442
$429
$498
$431
$466
11%
7%
11%
5%
8%
8%
3%
3%
6%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

**Organic Constant-Currency Revenue
Growth
Quarterly (1) (a)**


12%
6%
9%
5%
8%
8%
3%
4%
4%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

**Gross Profit ($M) & Gross Margin (%)
Quarterly (1)**


$233
$223
$278
$235
$253
$235
$274
$237
$260
57%
56%
57%
56%
57%
55%
55%
55%
56%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

**Advertising ($M) & as % of Revenue
Quarterly (1)(2)**


Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$60
$18
$42
15%
$58
$11
$46
15%
$80
$25
$55
16%
$63
$15
$48
15%
$71
$19
$51
16%
$65
$17
$48
15%
$86
$24
$62
17%
$64
$15
$49
15%
$63
$8
$55
14%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

(1) During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
(2) Values may not sum to total due to rounding.

**Segment EBITDA ($M) & Segment EBITDA
Margin (%)
Quarterly (1)**


$81
$79
$108
$77
$85
$77
$92
$78
$100
20%
20%
22%
18%
19%
18%
19%
18%
22%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 12 of 38

VISTA (ANNUAL)

Revenue ($M) & Reported Revenue Growth
Annual


$1,508
$1,337
$1,428
$1,515
$1,615
$1,742
$1,824
1%
(11)%
7%
6%
7%
8%
5%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Organic Constant-Currency Revenue Growth
Annual (a)


3%
(10)%
1%
5%
9%
7%
5%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Gross Profit ($M) & Gross Margin (%)
Annual


$879
$802
$834
$865
$890
$989
$1,006
58%
60%
58%
57%
55%
57%
55%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Advertising ($M) & as % of Revenue
Annual (1)


Lower-funnel ($M) [Total pre-2021]
Mid- & upper-funnel ($M)
Total as % of revenue
$282
$282
19%
$177
$177
13%
$206
$26
$180
14%
$264
$34
$229
17%
$262
$67
$195
16%
$271
$71
$200
16%
$278
$64
$214
15%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

(1) Values may not sum to total due to rounding.

Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Annual


$350
$363
$319
$195
$238
$348
$348
23%
27%
22%
13%
15%
20%
19%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 13 of 38

UPLOAD AND PRINT PRINTBROTHERS (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly (1) $158 $153 $166 $151 $171 $160 $175 $156 $178 10% 15% 11% 8% 8% 5% 5% 4% 4% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Organic Constant-Currency Revenue Growth Quarterly (1) (a) 7% 6% 5% 6% 10% 4% 6% 6% (1)% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $43 $42 $52 $43 $51 $45 $50 $45 $53 27% 27% 31% 29% 30% 28% 29% 29% 30% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $21 $20 $29 $17 $25 $20 $23 $18 $22 13% 13% 17% 11% 15% 13% 13% 11% 12% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 THE PRINT GROUP (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly (1) $94 $79 $92 $87 $96 $84 $99 $89 $106 3% 4% 5% 3% 2% 6% 7% 3% 10% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 0 Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a) 1% (3)% (1)% 2% 3% 4% 7% 6% 5% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $37 $29 $33 $33 $37 $32 $37 $33 $41 40% 36% 36% 38% 39% 38% 38% 37% 39% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $20 $13 $17 $17 $19 $18 $19 $15 $20 21% 16% 19% 20% 20% 21% 19% 17% 18% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 (1) During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 14 of 38

PRINTBROTHERS (ANNUAL):

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth (a)
$444
$418
$422
$527
$579
$640
$669
8%
13%
(5)%
(6)%
(7)%
1%
25%
32%
17%
10%
7%
10%
5%
4%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Gross Profit ($M) & Margin Annual


$108
$101
$104
$138
$153
$188
$193
24%
24%
25%
26%
26%
29%
29%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Segment EBITDA ($M) & Segment EBITDA Margin Annual


$43
$39
$43
$67
$72
$92
$83
10%
9%
10%
13%
12%
14%
12%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

THE PRINT GROUP (ANNUAL):

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth (a)
$326
$275
$276
$330
$343
$355
$378
2%
6%
(13)%
(16)%
(7)%
—%
20%
27%
12%
4%
—%
3%
7%
6%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Gross Profit ($M) & Gross Margin Annual


$111
$90
$93
$116
$119
$132
$143
34%
33%
34%
35%
35%
37%
38%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Segment EBITDA ($M) & Segment EBITDA Margin Annual


$64
$52
$43
$59
$56
$66
$71
20%
19%
16%
18%
16%
19%
19%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 15 of 38

NATIONAL PEN (QUARTERLY): Revenue ($M) & Reported Revenue Growth (Decline) Quarterly (1) $83 $87 $130 $89 $84 $93 $131 $88 $94 9% 6% 8% 9% 1% 8% 1% —% 12% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $41 $45 $71 $47 $43 $50 $70 $44 $43 50% 51% 55% 53% 52% 53% 54% 50% 46% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Organic Constant-Currency Revenue Growth Quarterly (1) (a) 10% 4% 5% 9% 1% 7% 1% 1% 10% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly (1) $3 ($9) $25 $4 $9 ($5) $23 $4 $9 4% (10%) 20% 5% 11% (5%) 18% 4% 10% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 (1) During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. (2) During Q3 FY2025, we recorded an impairment charge of $2.6 million, which is associated with our planned sale of one of National Pen's facilities as we optimize our real estate footprint. The impairment charge was recognized within cost of goods sold and negatively impacted gross profit and gross margin during the current quarter, however the impairment charge has been excluded from segment and adjusted EBITDA. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 16 of 38

NATIONAL PEN (ANNUAL) Revenue ($M) & Reported Revenue Growth Annual $348 $299 $314 $342 $366 $389 $407 5% (14) 5% 9% 7% 6% 5% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Gross Profit ($M) & Gross Margin (%) Annual $197 $159 $153 $182 $192 $207 $207 57% 53% 49% 53% 52% 53% 51% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Organic Constant-Currency Revenue Growth Annual (1) (a) 7% (13)% 2% 11% 11% 5% 4% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Segment EBITDA ($M) & Segment EBITDA Margin (%) Annual $17 $8 $12 $27 $23 $30 $31 5% 3% 4% 8% 6% 8% 8% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 17 of 38

ALL OTHER BUSINESSES (QUARTERLY): Revenue ($M) & Reported Revenue Growth (Decline) Quarterly (1) $52 $51 $60 $48 $54 $57 $60 $51 $59 1% —% —% (1%) 3% 11% 1% 5% 9% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $24 $23 $26 $20 $24 $26 $25 $21 $25 46% 45% 44% 42% 44% 45% 41% 41% 43% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a) 1% (1%) (1%) (1%) 3% 13% 3% 8% 10% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $8 $6 $7 $3 $6 $7 $4 $5 $6 16% 12% 12% 7% 11% 12% 6% 10% 11% Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 (1) During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 18 of 38

ALL OTHER BUSINESSES (ANNUAL): Revenue ($M) & Reported Revenue Growth Annual $136 $174 $192 $206 $212 $213 $227 239% 28% 11% 7% 3% —% 7% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Gross Profit ($M) & Gross Margin (%) Annual $55 $80 $96 $96 $94 $94 $96 40% 46% 50% 46% 44% 44% 42% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Organic Constant-Currency Revenue Growth Annual (a) 7% 4% 12% 3% 3% —% 8% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Annual ($6) $17 $32 $23 $24 $22 $22 (5%) 10% 17% 11% 11% 11% 10% FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 19 of 38

CENTRAL AND CORPORATE COSTS Central and Corporate Costs ($M) Quarterly (1) $12 $12 $12 $12 $12 $14 $15 $12 $12 $17 $17 $17 $19 $19 $18 $20 $21 $20 $3 $3 $3 $3 $3 $3 $3 $3 $4 $(1) $— $4 $5 $3 $2 ($1) ($2) $3 $31 $32 $36 $39 $38 $37 $37 $35 $39 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Central and Corporate Costs ($M) TTM (1) $53 $52 $52 $48 $49 $50 $54 $54 $53 $68 $68 $68 $71 $73 $74 $77 $78 $80 $21 $18 $15 $12 $12 $12 $12 $12 $13 $(8) $(7) $(2) $7 $11 $14 $9 $3 $2$134 $131 $133 $138 $145 $151 $152 $147 $148 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 (1) Values may not sum to total due to rounding. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 20 of 38

CURRENCY IMPACTS

Directional Net Currency Impacts Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2025**	**YTD FY2025**
Revenue	Positive	Positive
Operating income	Positive	Positive
Net income	Negative	Negative
Adjusted EBITDA[a]	Positive	Positive
Adjusted free cash flow[a]	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)



$7
$6
$—
($4)
($1)
($11)
$32
($9)
($24)
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

**Other income (expense), net includes both realized and unrealized gains or (losses) from currency hedges and intercompany loan balances.*

Net Currency Impacts on Segment EBITDA & Adjusted EBITDA Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Segment EBITDA	**Q4 FY2025**	**YTD FY2025**
Vista	$3.5M	$3.8M
Upload & Print	$2.4M	$2.1M
National Pen	Neutral	$1.3M
All Other Businesses	$0.1M	$0.5M
Adjusted EBITDA[a]	**$3.6M**	**$2.5M**

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M)



$3
$2
$1
$—
$—
($2)
$—
$—
($2)
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

**Realized gains (losses) on certain currency derivatives intended to hedge EBITDA is a component of Other income (expense), net. We add these realized gains or (losses) to adjusted EBITDA.*

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 21 of 38

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, 2025 June 30, 2024 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 233,982 $ 203,775 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 4,500 Accounts receivable, net of allowances of $7,957 and $7,219, respectively . . . . . . . . . . . . . . . . . 68,289 64,576 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112,870 97,016 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,465 88,112 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 502,606 457,979 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 302,494 265,177 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83,951 78,681 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104,764 92,212 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61,086 95,059 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 826,156 787,138 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58,348 76,560 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28,739 39,351 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,968,144 $ 1,892,157 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 332,110 $ 326,656 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 304,085 245,931 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47,975 46,118 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,085 12,488 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,064 19,634 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,343 13,136 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 758,662 663,963 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23,308 24,701 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,576,178 1,591,807 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66,196 61,895 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107,246 76,305 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,531,590 2,418,671 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19,057 22,998 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 42,448,572 and 43,051,269 shares issued; 24,477,325 and 25,080,022 shares outstanding, respectively . . 597 604 Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 592,315 570,283 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 225,117 272,881 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (37,969) (30,364) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (583,490) (550,146) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 987 634 Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (582,503) (549,512) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,968,144 $ 1,892,157 Page 22 of 38

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Revenue	$ 869,483	$ 832,611	$ 3,403,079	$ 3,291,856
Cost of revenue (1)	456,683	428,188	1,785,635	1,695,062
Technology and development expense (1)	86,184	83,887	334,035	321,968
Marketing and selling expense (1, 2)	192,994	194,250	814,018	789,872
General and administrative expense (1)	59,114	54,349	218,531	205,737
Amortization of acquired intangible assets	4,267	5,457	19,062	31,443
Restructuring expense (1)	4,800	146	5,528	423
Income from operations	65,441	66,334	226,270	247,351
Other (expense) income, net	(24,327)	(794)	(13,582)	1,583
Interest expense, net	(27,656)	(29,876)	(115,231)	(119,822)
Loss on early extinguishment of debt	—	(2,387)	(498)	(666)
Income before income taxes	13,458	33,277	96,959	128,446
Income tax expense (benefit)	41,817	(84,889)	84,107	(49,362)
Net (loss) income	(28,359)	118,166	12,852	177,808
Add: Net income (loss) attributable to noncontrolling interests	3,041	(3,165)	2,100	(4,126)
Net (loss) income attributable to Cimpress plc	$ (25,318)	$ 115,001	$ 14,952	$ 173,682
Basic net (loss) income per share attributable to Cimpress plc	$ (1.02)	$ 4.55	$ 0.60	$ 6.64
Diluted net (loss) income per share attributable to Cimpress plc	$ (1.02)	$ 4.33	$ 0.58	$ 6.43
Weighted average shares outstanding — basic	24,723,205	25,292,515	24,923,797	26,151,968
Weighted average shares outstanding — diluted	24,723,205	26,569,804	25,636,865	27,004,687

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Cost of revenue	$ 204	$ 179	$ 803	$ 820
Technology and development expense	5,257	5,268	19,715	20,869
Marketing and selling expense	2,513	3,055	9,047	11,680
General and administrative expense	8,215	8,583	29,314	32,215

(2) Marketing and selling expense components are as follows:

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Advertising	$ 98,068	$ 103,947	$ 446,343	$ 436,494
Payment processing	15,200	14,583	59,771	59,794
All other marketing and selling expense	79,726	75,720	307,904	293,584

Page 23 of 38

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended June 30, Year Ended June 30, 2025 2024 2025 2024 Operating activities Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (28,359) $ 118,166 $ 12,852 $ 177,808 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,074 35,661 141,131 151,764 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16,189 17,085 58,879 65,584 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,193 (95,512) 41,971 (94,442) Loss on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 2,236 123 515 Unrealized loss (gain) on derivatives not designated as hedging instruments included in net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,973 (440) 37,734 (4,992) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,384) (262) (25,104) 116 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,558 1,072 10,845 1,615 Changes in operating assets and liabilities, net of effects of businesses acquired: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,134 6,590 3,619 161 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 247 4,772 (7,052) 11,778 Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,973 10,600 7,833 15,560 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,197 50,740 (18,741) 39,276 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,677 (25,613) 33,980 (14,021) Net cash provided by operating activities 107,472 125,095 298,070 350,722 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (20,813) (10,502) (89,024) (54,927) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (3,621) (658) (3,621) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . (16,502) (14,928) (64,093) (58,307) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 723 17,146 3,080 23,565 Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . — 2,000 4,500 38,676 Proceeds from the settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 5,438 — Net cash used in investing activities (36,592) (9,905) (140,757) (54,614) Financing activities Proceeds from issuance of 7.375% Senior Notes due 2032 . . . . . . . . . . . . . . . . — — 525,000 — Payments for early redemption or purchase of 7.0% Senior Notes due 2026 . — — (522,135) (24,471) Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 437 204,889 41,720 205,775 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,231) (207,939) (57,903) (219,722) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (2,076) (11,647) (2,076) Payments of withholding taxes in connection with equity awards . . . . . . . . . . . (2,015) (2,355) (21,932) (16,424) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,946) (2,639) (7,833) (10,140) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (4,058) (65) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (20,841) (56,253) (77,775) (156,982) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 1,327 1,375 2,102 Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (821) (549) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88 — 88 — Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (28,508) (65,046) (135,921) (222,552) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8,613 (707) 8,815 (94) Net increase in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50,985 49,437 30,207 73,462 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . 182,997 154,338 203,775 130,313 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 233,982 $ 203,775 $ 233,982 $ 203,775 Page 24 of 38

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, organic constant-currency revenue growth, Upload & Print combined revenue and EBITDA, contribution profit, contribution margin, adjusted EBITDA, adjusted free cash flow, cash interest, net, consolidated net leverage ratio, and senior secured net leverage ratio: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior-year period’s average exchange rate for each currency to the U.S. dollar. • Organic constant-currency revenue growth excludes the impact of currency as defined above, as well as revenue from acquisitions and divestitures made during the past twelve months for each period presented, including Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. • Upload & Print combined revenue is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload & Print combined EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group, adjusted to exclude inter-segment EBITDA when conducted between businesses in these segments. • Contribution profit is revenue less cost of revenue and advertising and payment processing fees. Contribution margin is calculated as contribution profit divided by reported revenue. • Adjusted EBITDA is net income plus the following items; income tax expense (benefit); loss (gain) on early extinguishment of debt; interest expense, net; other income, net; depreciation and amortization; share-based compensation expense; restructuring-related charges and certain impairments and other adjustments. In addition, we adjust to include the effect of certain items that were previously added back as part of other income, net, which includes proceeds from insurance recoveries and realized gains or losses on currency derivatives that are intended to hedge our adjusted EBITDA exposure to foreign currencies for which we do not apply hedge accounting. • Adjusted free cash flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets. • Cash interest, net is cash paid for interest, less cash received for interest. • Consolidated net leverage ratio is adjusted net debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted net debt as defined by our credit agreement is calculated as our total debt outstanding, plus capital lease liabilities and minus cash and cash equivalents. Consolidated EBITDA as defined by our credit agreement is Adjusted EBITDA, as described above, plus additional adjustments primarily for non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost- saving measures or material acquisitions for the trailing twelve month period. • Senior secured net leverage ratio is adjusted first lien debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted first lien debt as defined by our credit agreement is total debt outstanding, plus capital lease liabilities, minus cash and cash equivalents, minus high yield notes. See "consolidated net leverage ratio" above for information regarding consolidated EBITDA as defined by our credit agreement. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business, and of our credit risk and availability of capital, for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP net income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 25 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth	9 %	8 %	9 %	5 %	6 %	6 %	2 %	1 %	4 %
Currency impact	— %	(4)%	(3)%	(1)%	— %	— %	— %	2 %	(2)%
Revenue growth in constant currency	9 %	4 %	6 %	4 %	6 %	6 %	2 %	3 %	2 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	4 %	6 %	4 %	6 %	6 %	2 %	3 %	2 %

Vista	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	11 %	7 %	11 %	5 %	8 %	8 %	3 %	3 %	6 %
Currency impact [1]	1 %	(1)%	(2)%	— %	— %	— %	— %	1 %	(2)%
Revenue growth in constant currency [1]	12 %	6 %	9 %	5 %	8 %	8 %	3 %	4 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	12 %	6 %	9 %	5 %	8 %	8 %	3 %	4 %	4 %

PrintBrothers	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	10 %	15 %	11 %	8 %	8 %	5 %	5 %	4 %	4 %
Currency impact [1]	(3)%	(9)%	(6)%	(2)%	2 %	(1)%	1 %	3 %	(5)%
Revenue growth in constant currency [1]	7 %	6 %	5 %	6 %	10 %	4 %	6 %	7 %	(1)%
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	(1)%	— %
Revenue growth in constant currency excl. TTM acquisitions [1]	7 %	6 %	5 %	6 %	10 %	4 %	6 %	6 %	(1)%

The Print Group	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	3 %	4 %	5 %	3 %	2 %	6 %	7 %	3 %	10 %
Currency impact [1]	(2)%	(7)%	(6)%	(1)%	1 %	(2)%	— %	3 %	(5)%
Revenue growth in constant currency [1]	1 %	(3)%	(1)%	2 %	3 %	4 %	7 %	6 %	5 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	1 %	(3)%	(1)%	2 %	3 %	4 %	7 %	6 %	5 %

National Pen	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	9 %	6 %	8 %	9 %	1 %	8 %	1 %	— %	12 %
Currency impact [1]	1 %	(2)%	(3)%	— %	— %	(1)%	— %	1 %	(2)%
Revenue growth in constant currency [1]	10 %	4 %	5 %	9 %	1 %	7 %	1 %	1 %	10 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	10 %	4 %	5 %	9 %	1 %	7 %	1 %	1 %	10 %

[1] During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 26 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

All Other Businesses	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	1 %	— %	— %	(1)%	3 %	11 %	1 %	5 %	9 %
Currency impact [1]	— %	(1)%	(1)%	— %	— %	2 %	2 %	3 %	1 %
Revenue growth in constant currency [1]	1 %	(1)%	(1)%	(1)%	3 %	13 %	3 %	8 %	10 %
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures [1]	1 %	(1)%	(1)%	(1)%	3 %	13 %	3 %	8 %	10 %

Upload and Print Combined Revenue ($M)	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
PrintBrothers reported revenue [1]	$ 157.8	$ 152.6	$ 165.6	$ 150.7	$ 170.8	$ 160.4	$ 174.5	$ 156.0	$ 178.2
The Print Group reported revenue [1]	$ 94.2	$ 79.4	$ 92.1	$ 87.1	$ 96.1	$ 84.1	$ 98.6	$ 89.3	$ 106.0
Upload and Print inter-segment eliminations [1]	$ (0.1)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.1)
Total Upload and Print revenue in USD [1]	**$ 251.9**	**$ 231.9**	**$ 257.5**	**$ 237.7**	**$ 266.7**	**$ 244.4**	**$ 272.9**	**$ 245.2**	**$ 284.1**

Upload and Print Combined Revenue Growth	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue growth [1]	7 %	11 %	9 %	6 %	6 %	5 %	6 %	3 %	7 %
Currency impact [1]	(2)%	(8)%	(6)%	(1)%	1 %	(1)%	1 %	3 %	(6)%
Revenue growth in constant currency [1]	5 %	3 %	3 %	5 %	7 %	4 %	7 %	6 %	1 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions [1]	5 %	3 %	3 %	5 %	7 %	4 %	7 %	6 %	1 %

[1] During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition.

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2023	FY2024	FY2025
Reported revenue growth	7 %	7 %	3 %
Currency impact	4 %	(2)%	— %
Revenue growth in constant currency	11 %	5 %	3 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	5 %	3 %

Values may not sum to total due to rounding.

Page 27 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

Vista	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	1 %	(11)%	7 %	6 %	7 %	8 %	5 %
Currency impact	2 %	1 %	(3)%	1 %	3 %	(1)%	— %
Revenue growth in constant currency	3 %	(10)%	4 %	7 %	10 %	7 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(3)%	(2)%	(1)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	3 %	(10)%	1 %	5 %	9 %	7 %	5 %

PrintBrothers	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	8 %	(6)%	1 %	25 %	10 %	10 %	5 %
Currency impact	5 %	3 %	(7)%	8 %	7 %	(3)%	(1)%
Revenue growth in constant currency	13 %	(3)%	(6)%	33 %	17 %	7 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	(2)%	(1)%	(1)%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	13 %	(5)%	(7)%	32 %	17 %	7 %	4 %

The Print Group	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	2 %	(16)%	— %	20 %	4 %	3 %	7 %
Currency impact	4 %	3 %	(7)%	7 %	8 %	(3)%	(1)%
Revenue growth in constant currency	6 %	(13)%	(7)%	27 %	12 %	— %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	(13)%	(7)%	27 %	12 %	— %	6 %

Upload and Print Combined Revenue ($M)	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
PrintBrothers reported revenue	$ 444.0	$ 417.9	$ 421.8	$ 527.0	$ 579.1	$ 639.6	$ 669.2
The Print Group reported revenue	$ 325.9	$ 275.2	$ 275.5	$ 329.6	$ 343.0	$ 354.8	$ 378.1
Upload and Print inter-segment eliminations	$ (1.0)	$ (1.0)	$ (1.3)	$ (1.3)	$ (0.6)	$ (0.5)	$ (0.7)
Total Upload and Print revenue in USD	**$ 768.9**	**$ 692.1**	**$ 696.0**	**$ 855.6**	**$ 921.4**	**$ 993.8**	**$ 1,046.6**

Upload and Print Combined Revenue Growth	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	5 %	(10)%	1 %	23 %	8 %	8 %	5 %
Currency impact	5 %	3 %	(8)%	7 %	8 %	(3)%	(1)%
Revenue growth in constant currency	10 %	(7)%	(7)%	30 %	16 %	5 %	4 %
Impact of TTM acquisitions	— %	— %	— %	— %	(1)%	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	10 %	(7)%	(7)%	30 %	15 %	5 %	4 %

Values may not sum to total due to rounding.

Page 28 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

National Pen	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	5 %	(14)%	5 %	9 %	7 %	6 %	5 %
Currency impact	2 %	1 %	(3)%	2 %	4 %	(1)%	(1)%
Revenue growth in constant currency	7 %	(13)%	2 %	11 %	11 %	5 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	7 %	(13)%	2 %	11 %	11 %	5 %	4 %

All Other Businesses	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025
Reported revenue growth	239 %	28 %	11 %	7 %	3 %	— %	7 %
Currency impact	9 %	1 %	1 %	— %	— %	— %	1 %
Revenue growth in constant currency	248 %	29 %	12 %	7 %	3 %	— %	8 %
Impact of TTM acquisitions, divestitures & JVs	(241)%	(25)%	— %	(4)%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	7 %	4 %	12 %	3 %	3 %	— %	8 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(Quarterly, in millions)

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Reported revenue	$ 788.8	$ 757.3	$ 921.4	$ 780.6	$ 832.6	$ 805.0	$ 939.2	$ 789.5	$ 869.5
Less: Cost of revenue	$(412.6)	$(398.8)	$(463.4)	$(404.7)	$(428.2)	$(422.7)	$(489.3)	$(417.0)	$(456.7)
Gross profit	$ 376.3	$ 358.5	$ 457.9	$ 375.9	$ 404.4	$ 382.2	$ 449.9	$ 372.5	$ 412.8
Less: Advertising and payment processing fees	$(109.6)	$(122.0)	$(139.3)	$(116.4)	$(118.5)	$(128.3)	$(147.3)	$(117.2)	$(113.3)
Contribution profit	$ 266.7	$ 236.5	$ 318.6	$ 259.5	$ 285.9	$ 253.9	$ 302.6	$ 255.3	$ 299.5
Contribution margin	34 %	31 %	35 %	33 %	34 %	32 %	32 %	32 %	34 %

Values may not sum to total due to rounding.

Page 29 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Vista [1]	$ 81.2	$ 78.6	$ 107.9	$ 76.8	$ 84.8	$ 76.8	$ 92.4	$ 78.1	$ 100.3
PrintBrothers [1]	20.7	20.2	28.8	17.2	25.3	20.2	23.3	17.7	22.1
The Print Group [1]	19.5	12.5	17.3	17.2	19.4	17.9	18.5	15.1	19.5
National Pen [1]	3.5	(8.8)	25.4	4.2	8.9	(4.8)	23.3	3.8	9.1
All Other Businesses [1]	8.2	6.0	7.4	3.3	5.8	6.7	3.7	5.1	6.3
Inter-segment eliminations [1]	(2.1)	(2.5)	(2.9)	(3.2)	(3.7)	(5.5)	(6.6)	(7.4)	(9.4)
Total segment EBITDA	**$ 131.0**	**$ 106.0**	**$ 183.8**	**$ 115.6**	**$ 140.6**	**$ 111.4**	**$ 154.7**	**$ 112.5**	**$ 148.0**
Central and corporate costs ex. unallocated SBC	(31.9)	(32.1)	(32.1)	(34.9)	(34.7)	(35.2)	(37.8)	(36.5)	(36.7)
Unallocated SBC	1.2	0.3	(3.9)	(4.5)	(3.4)	(1.8)	0.7	1.7	(2.5)
Exclude: share-based compensation included in segment EBITDA	10.4	12.5	17.6	18.4	17.1	15.6	14.4	12.7	16.2
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	3.2	2.1	0.9	(0.3)	(0.2)	(2.2)	0.4	0.3	(2.5)
Adjusted EBITDA[3,4]	**$ 113.9**	**$ 88.7**	**$ 166.4**	**$ 94.2**	**$ 119.4**	**$ 87.8**	**$ 132.3**	**$ 90.7**	**$ 122.4**
Depreciation and amortization	(40.9)	(39.9)	(39.1)	(37.1)	(35.7)	(35.5)	(35.2)	(34.3)	(36.1)
Share-based compensation expense[2]	(10.4)	(12.5)	(17.6)	(18.4)	(17.1)	(15.6)	(14.4)	(12.7)	(16.2)
Certain impairments and other adjustments	(5.0)	(0.5)	(0.6)	0.3	(0.4)	0.6	(1.2)	(2.4)	(2.4)
Restructuring-related charges	(0.6)	0.3	(0.5)	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(4.8)
Income tax (expense) benefit	(11.5)	(8.1)	(16.8)	(10.6)	84.9	(9.0)	(21.2)	(12.1)	(41.8)
(Loss) gain on early extinguishment of debt	6.8	1.4	0.3	—	(2.4)	0.2	(0.7)	—	—
Interest expense, net	(28.9)	(29.2)	(30.6)	(30.2)	(29.9)	(31.4)	(29.2)	(27.0)	(27.7)
Other income, net	7.1	6.4	(0.4)	(3.7)	(0.8)	(11.5)	31.7	(9.4)	(24.3)
Realized (gains) losses on currency derivatives included in other income, net	(3.2)	(2.1)	(0.9)	0.3	0.2	2.2	(0.4)	(0.3)	2.5
Net income (loss)	**$ 27.4**	**$ 4.6**	**$ 60.3**	**$ (5.2)**	**$ 118.2**	**$ (12.4)**	**$ 61.6**	**$ (8.0)**	**$ (28.4)**

Upload and Print Combined EBITDA ($M)	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
PrintBrothers reported segment EBITDA [1]	$ 20.7	$ 20.2	$ 28.8	$ 17.2	$ 25.3	$ 20.2	$ 23.3	$ 17.7	$ 22.1
The Print Group reported segment EBITDA [1]	$ 19.5	$ 12.5	$ 17.3	$ 17.2	$ 19.4	$ 17.9	$ 18.5	$ 15.1	$ 19.5
Upload and Print inter-segment eliminations [1]	$ —	$ —	$ —	$ —	$ —	$ —	$ (0.1)	$ —	$ —
Total Upload and Print combined EBITDA in USD [1]	**$ 40.2**	**$ 32.7**	**$ 46.1**	**$ 34.4**	**$ 44.7**	**$ 38.0**	**$ 41.8**	**$ 32.8**	**$ 41.6**

[1] During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

[2] SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[3] This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[4] Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 30 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Annual, in millions)

	FY2023	FY2024	FY2025
Vista [1]	$ 237.8	$ 348.1	$ 347.7
PrintBrothers [1]	71.7	91.6	83.4
The Print Group [1]	56.1	66.4	71.1
National Pen [1]	23.2	29.8	31.4
All Other Businesses [1]	23.8	22.5	21.9
Inter-segment eliminations [1]	(8.7)	(12.3)	(28.9)
Total segment EBITDA	**$ 404.0**	**$ 546.0**	**$ 526.6**
Central and corporate costs ex. unallocated SBC	(141.4)	(133.8)	(146.3)
Unallocated SBC	7.9	(11.5)	(2.0)
Exclude: share-based compensation included in segment EBITDA	39.7	65.6	58.9
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	29.7	2.4	(4.0)
Adjusted EBITDA [3,4]	**$ 339.8**	**$ 468.7**	**$ 433.2**
Depreciation and amortization	(162.4)	(151.8)	(141.1)
Share-based compensation expense [2]	(39.7)	(65.6)	(58.9)
Certain impairments and other adjustments	(6.9)	(1.2)	(5.4)
Restructuring-related charges	(43.8)	(0.4)	(5.5)
Income tax (expense) benefit	(155.5)	49.4	(84.1)
(Loss) gain on early extinguishment of debt	6.8	(0.7)	(0.5)
Interest expense, net	(112.8)	(119.8)	(115.2)
Other income, net	18.5	1.6	(13.6)
Realized (gains) losses on currency derivatives included in other income, net	(29.7)	(2.4)	4.0
Net income (loss)	**$ (185.7)**	**$ 177.8**	**$ 12.9**

Upload and Print Combined EBITDA ($M)	**FY2023**	**FY2024**	**FY2025**
PrintBrothers reported segment EBITDA [1]	$ 71.7	$ 91.6	$ 83.4
The Print Group reported segment EBITDA [1]	$ 56.1	$ 66.4	$ 71.1
Upload and Print inter-segment eliminations [1]	$ (0.1)	$ (0.1)	$ (0.2)
Total Upload and Print combined EBITDA in USD [1]	**$ 127.6**	**$ 157.9**	**$ 154.3**

[1] During Q1 FY2025, we recast our segment results back to Q1 FY2023 to reflect a reporting change to inter-segment activity. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
[2] SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[3] This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[4] Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 31 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(Quarterly, in millions)

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Net income (loss)	$ 27.4	$ 4.6	$ 60.3	$ (5.2)	$ 118.2	$ (12.4)	$ 61.6	$ (8.0)	$ (28.4)
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 11.5	$ 8.1	$ 16.8	$ 10.6	$ (84.9)	$ 9.0	$ 21.2	$ 12.1	$ 41.8
Loss (gain) on early extinguishment of debt	$ (6.8)	$ (1.4)	$ (0.3)	$ —	$ 2.4	$ (0.2)	$ 0.7	$ —	$ —
Interest expense, net	$ 28.9	$ 29.2	$ 30.6	$ 30.2	$ 29.9	$ 31.4	$ 29.2	$ 27.0	$ 27.7
Other income, net	$ (7.1)	$ (6.4)	$ 0.4	$ 3.7	$ 0.8	$ 11.5	$ (31.7)	$ 9.4	$ 24.3
Depreciation and amortization	$ 40.9	$ 39.9	$ 39.1	$ 37.1	$ 35.7	$ 35.5	$ 35.2	$ 34.3	$ 36.1
Share-based compensation expense[1]	$ 10.4	$ 12.5	$ 17.6	$ 18.4	$ 17.1	$ 15.6	$ 14.4	$ 12.7	$ 16.2
Certain impairments and other adjustments	$ 5.0	$ 0.5	$ 0.6	$ (0.3)	$ 0.4	$ (0.6)	$ 1.2	$ 2.4	$ 2.4
Restructuring related charges	$ 0.6	$ (0.3)	$ 0.5	$ 0.1	$ 0.1	$ 0.1	$ 0.2	$ 0.5	$ 4.8
Include certain items that are a part of other income, net:									
Realized gains (losses) on currency derivatives	$ 3.2	$ 2.1	$ 0.9	$ (0.3)	$ (0.2)	$ (2.2)	$ 0.4	$ 0.3	$ (2.5)
Adjusted EBITDA[2,3]	**$113.9**	**$88.7**	**$166.4**	**$94.2**	**$119.4**	**$87.8**	**$132.3**	**$90.7**	**$122.4**

ADJUSTED EBITDA

(Annual, in millions)

	FY2023	FY2024	FY2025
Net income (loss)	$ (185.7)	$ 177.8	$ 12.9
Exclude expense (benefit) impact of:			
Income tax (benefit) expense	$ 155.5	$ (49.4)	$ 84.1
Loss (gain) on early extinguishment of debt	$ (6.8)	$ 0.7	$ 0.5
Interest expense, net	$ 112.8	$ 119.8	$ 115.2
Other income, net	$ (18.5)	$ (1.6)	$ 13.6
Depreciation and amortization	$ 162.4	$ 151.8	$ 141.1
Share-based compensation expense[1]	$ 39.7	$ 65.6	$ 58.9
Certain impairments and other adjustments	$ 6.9	$ 1.2	$ 5.4
Restructuring related charges	$ 43.8	$ 0.4	$ 5.5
Realized gains (losses) on currency derivatives	$ 29.7	$ 2.4	$ (4.0)
Adjusted EBITDA [2,3]	**$339.8**	**$468.7**	**$433.2**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 32 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25
Net income (loss)	$ (185.7)	$ (156.4)	$ 42.4	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9
Income tax (benefit) expense	$ 155.5	$ 154.3	$ 44.9	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1
Loss (gain) on early extinguishment of debt	$ (6.8)	$ (8.1)	$ (8.5)	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5
Interest expense, net	$ 112.8	$ 117.2	$ 119.2	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2
Other income, net	$ (18.5)	$ 2.5	$ (14.5)	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6
Depreciation and amortization	$ 162.4	$ 161.4	$ 159.6	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1
Share-based compensation expense[1]	$ 39.7	$ 41.7	$ 47.8	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9
Certain impairments and other adjustments	$ 6.9	$ 4.0	$ 5.5	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4
Restructuring related charges	$ 43.8	$ 41.6	$ 30.9	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5
Realized gains (losses) on currency derivatives	$ 29.7	$ 24.9	$ 10.9	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)
Adjusted EBITDA[2,3]	**$ 339.8**	**$ 383.0**	**$ 438.2**	**$ 463.2**	**$ 468.7**	**$ 467.7**	**$ 433.5**	**$ 430.1**	**$ 433.2**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 33 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Net cash (used in) provided by operating activities	$ 61.8	$ 42.3	$ 174.9	$ 8.4	$ 125.1	$ 4.4	$ 176.5	$ 9.7	$ 107.5
Purchases of property, plant and equipment	$ (16.3)	$ (22.6)	$ (11.4)	$ (10.5)	$ (10.5)	$ (17.0)	$ (26.4)	$ (24.8)	$ (20.8)
Capitalization of software and website development costs	$ (13.6)	$ (14.4)	$ (13.9)	$ (15.0)	$ (14.9)	$ (14.6)	$ (16.7)	$ (16.3)	$ (16.5)
Proceeds from sale of assets	$ 2.8	$ 5.6	$ 0.4	$ 0.4	$ 17.1	$ 1.6	$ 0.1	$ 0.7	$ 0.7
Adjusted free cash flow	**$ 34.7**	**$ 10.9**	**$ 150.0**	**$ (16.6)**	**$ 116.8**	**$ (25.6)**	**$ 133.5**	**$ (30.8)**	**$ 70.9**

Reference:

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Value of finance leases	$ 5.9	$ 0.4	$ 1.8	$ 2.2	$ 0.1	$ 0.3	$ 0.5	$ 1.8	$ 0.7
Cash restructuring payments	$ 22.3	$ 5.7	$ 1.2	$ 0.5	$ 0.2	$ 0.1	$ 0.2	$ 0.4	$ 2.1
Cash paid for interest	$ 43.2	$ 24.2	$ 42.4	$ 23.9	$ 41.7	$ 35.2	$ 19.5	$ 36.3	$ 19.1
Cash received for interest	$ (3.4)	$ (3.3)	$ (2.8)	$ (5.0)	$ (3.0)	$ (3.7)	$ (2.7)	$ (3.4)	$ (2.6)
Cash interest, net[1]	**$ 39.7**	**$ 20.9**	**$ 39.6**	**$ 18.9**	**$ 38.8**	**$ 31.5**	**$ 16.8**	**$ 32.9**	**$ 16.5**

ADJUSTED FREE CASH FLOW

(Annual, in millions)

	FY2023	FY2024	FY2025
Net cash provided by operating activities	$ 130.3	$ 350.7	$ 298.1
Purchases of property, plant and equipment	$ (53.8)	$ (54.9)	$ (89.0)
Capitalization of software and website development costs	$ (57.8)	$ (58.3)	$ (64.1)
Proceeds from sale of assets	$ 4.7	$ 23.6	$ 3.1
Adjusted free cash flow	**$ 23.4**	**$ 261.1**	**$ 148.0**

Reference:

	FY2023	FY2024	FY2025
Value of finance leases	$ 20.3	$ 4.6	$ 3.3
Cash restructuring payments	$ 37.1	$ 7.6	$ 2.8
Cash paid for interest	$ 114.0	$ 132.3	$ 110.1
Cash received for interest	$ (11.5)	$ (14.2)	$ (12.4)
Cash interest, net[1]	**$ 102.5**	**$ 118.1**	**$ 97.8**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.*

Values may not sum to total due to rounding.

Page 34 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW
(TTM, in millions)

	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25
Net cash provided by operating activities	$ 130.3	$ 197.8	$ 291.6	$ 287.4	$ 350.7	$ 312.9	$ 314.4	$ 315.7	$ 298.1
Purchases of property, plant and equipment	$ (53.8)	$ (64.6)	$ (61.2)	$ (60.7)	$ (54.9)	$ (49.4)	$ (64.4)	$ (78.7)	$ (89.0)
Capitalization of software and website development costs	$ (57.8)	$ (56.9)	$ (56.9)	$ (57.0)	$ (58.3)	$ (58.5)	$ (61.2)	$ (62.5)	$ (64.1)
Proceeds from sale of assets	$ 4.7	$ 10.2	$ 9.3	$ 9.2	$ 23.6	$ 19.5	$ 19.2	$ 19.5	$ 3.1
Adjusted free cash flow	**$ 23.4**	**$ 86.5**	**$ 182.8**	**$ 179.0**	**$ 261.1**	**$ 224.5**	**$ 208.1**	**$ 194.0**	**$ 148.0**

Reference:

	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25
Value of new finance leases	$ 20.3	$ 18.3	$ 13.9	$ 10.3	$ 4.6	$ 4.5	$ 3.2	$ 2.8	$ 3.3
Cash restructuring payments	$ 37.1	$ 34.9	$ 34.3	$ 29.7	$ 7.6	$ 2.0	$ 1.0	$ 0.9	$ 2.8
Cash paid for interest	$ 114.0	$ 123.1	$ 129.8	$ 133.7	$ 132.3	$ 143.3	$ 120.4	$ 132.8	$ 110.1
Cash received for interest	$ (11.5)	$ (12.7)	$ (12.6)	$ (14.7)	$ (14.2)	$ (14.5)	$ (14.4)	$ (12.8)	$ (12.4)
Cash interest, net[1]	**$ 102.5**	**$ 110.4**	**$ 117.2**	**$ 119.1**	**$ 118.1**	**$ 128.7**	**$ 106.0**	**$ 120.0**	**$ 97.8**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.*

Values may not sum to total due to rounding.

Page 35 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED NET LEVERAGE RATIOS

(in millions, except leverage ratios)

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Total debt outstanding[1]	$ 1,654.0	$1,621.0	$ 1,626.3	$1,615.0	$ 1,616.6	$1,617.5	$ 1,610.5	$1,607.7	$ 1,604.5
Capital lease liabilities	$ 39.8	$ 37.8	$ 40.2	$ 37.5	$ 36.4	$ 35.3	$ 31.9	$ 32.8	$ 33.6
Less: Cash and cash equivalents	$ (173.4)	$ (147.8)	$ (291.4)	$ (160.8)	$ (208.3)	$ (153.0)	$ (224.4)	$ (183.0)	$ (234.0)
Adjusted Net Debt as defined by our credit agreement	$ 1,520.4	$1,511.0	$ 1,375.1	$1,491.7	$ 1,444.7	$1,499.8	$ 1,418.0	$1,457.6	$ 1,404.2
Less: High Yield Notes	$ (548.3)	$ (527.1)	$ (522.1)	$ (522.1)	$ (522.1)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 972.1	$ 983.9	$ 852.9	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2

	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25
Net income (loss)	$ (185.7)	$ (156.4)	$ 42.4	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 155.5	$ 154.3	$ 44.9	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1
Loss (gain) on early extinguishment of debt	$ (6.8)	$ (8.1)	$ (8.5)	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5
Interest expense, net	$ 112.8	$ 117.2	$ 119.2	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2
Other income, net	$ (18.5)	$ 2.5	$ (14.5)	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6
Depreciation and amortization	$ 162.4	$ 161.4	$ 159.6	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1
Share-based compensation expense	$ 39.7	$ 41.7	$ 47.8	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9
Certain impairments and other adjustments	$ 6.9	$ 4.0	$ 5.5	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4
Restructuring related charges	$ 43.8	$ 41.6	$ 30.9	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5
Include certain items that are part of other income, net:									
Realized gains (losses) on currency derivatives	$ 29.7	$ 24.9	$ 10.9	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)
Adjusted EBITDA	$ 339.8	$ 383.0	$ 438.2	$ 463.2	$ 468.7	$ 467.7	$ 433.5	$ 430.1	$ 433.2
Other adjustments, net as specified in our credit agreement[2]	$ 50.0	$ 47.2	$ 40.6	$ 32.7	$ 17.1	$ 10.7	$ 20.9	$ 16.2	$ 16.9
Consolidated EBITDA as defined by credit agreement	$ 389.8	$ 430.2	$ 478.8	$ 495.9	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1

	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25
Adjusted Net Debt as defined by our credit agreement	$ 1,520.4	$1,511.0	$ 1,375.1	$1,491.7	$ 1,444.7	$1,499.8	$ 1,418.0	$1,457.6	$ 1,404.2
Consolidated EBITDA as defined by our credit agreement	$ 389.8	$ 430.2	$ 478.8	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1
Consolidated Net Leverage Ratio	3.90	3.51	2.87	3.01	2.97	3.13	3.12	3.27	3.12
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 972.1	$ 983.9	$ 852.9	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2
Consolidated EBITDA as defined by our credit agreement	$ 389.8	$ 430.2	$ 478.8	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1
Senior Secured Net Leverage Ratio	2.49	2.29	1.78	1.95	1.90	2.04	1.96	2.09	1.95

[1]Represents short-term and long-term debt, excluding debt issuance costs and discounts, net of debt premiums.

[2]Other adjustments, net primarily include non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.

Values may not sum to total due to rounding.

Page 36 of 38

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK Outlook as of July 29, 2025 FY2026 Reported revenue growth (using recent currency rates) 5% - 6% Currency impact (3)% Impact of TTM acquisitions, divestitures & JVs —% Organic constant-currency revenue growth 2% - 3% ADJUSTED EBITDA OUTLOOK (in millions) Outlook as of July 29, 2025 FY2026 (at least...) GAAP net income (loss) $72.0 Income tax expense $63.0 Interest expense, net $103.0 Other income, net $— Depreciation and amortization $146.0 Share-based compensation expense1 $65.0 Certain impairments and other adjustments2 $— Restructuring related charges $1.0 Adjusted EBITDA 2,3 $450.0 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW OUTLOOK (in millions) Outlook as of July 29, 2025 FY2026 Net cash provided by operating activities $310.0 Purchases of property, plant and equipment ($100.0) Capitalization of software and website development costs ($70.0) Proceeds from sale of assets $— Adjusted free cash flow $140.0 Values may not sum to total due to rounding. Page 37 of 38

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, print mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, druck.at, Drukwerkdeal, easyflyer, Exaprint, National Pen, Packstyle, Pixartprinting, Printi, Tradeprint, VistaPrint and WIRmachenDRUCK. To learn more, visit https://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Sara Litwiller ir@cimpress.com mediarelations@cimpress.com SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding product categories with higher customer lifetime value; expected savings from cost-reduction actions; statements regarding the impact of U.S. tariffs, including potential mitigation actions and the status of related plans; confidence in our ability to manage the fluid tariff environment and its impacts effectively; guidance for fiscal 2026, including expected currency impacts, capital expenditures, and cash taxes, commitment to reducing net leverage toward our target, being well positioned financially to manage through near-term challenges, having sufficient liquidity, and other statements under the Outlook section; and statements regarding extending our long history of market leadership and profitable growth and capabilities expected to drive strong profits and cash flows in coming years. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and fluctuating inflation; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; costs and disruptions caused by acquisitions and minority investments; the failure of the businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to recruit talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by geopolitical events or political instability and war in Ukraine, Israel, the Middle East, or elsewhere; changes in governmental policies, laws and regulations, or in the interpretation of governmental policies, laws and regulations, that affect our businesses, including related to import tariffs; our failure to manage the growth and complexity of our business; our failure to maintain compliance with the covenants in our debt documents or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2024 and subsequent documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 38 of 38